Borland Reports First Quarter 2009 Financial Results
Company Reports GAAP Net Income of $0.03 Per Share
AUSTIN, Texas—(BUSINESS WIRE)—May. 13, 2009— Borland Software Corporation
(NASDAQ: BORL), the global leader in Open Application Lifecycle Management (ALM), today announced preliminary financial results for the first quarter ended March 31,
2009. All results should be considered preliminary pending the Company’s filing of its quarterly report on Form 10-Q.
For the first quarter of 2009, Borland reported total revenue of $35.1 million and
GAAP net income of $1.9 million, or $0.03 per share. The GAAP net income included
$0.5 million in stock-based compensation, $1.4 million in restructuring expenses,
$2.0 million in amortization of intangible assets, a net gain of $0.3 million from discontinued operations associated with the CodeGear divestiture completed on June
30, 2008, a net gain of $9.9 million from the early retirement of debt, and non-cash interest expense of $1.6 million related to the adoption of FSP APB 14-1 as described below. Non-GAAP net loss was $2.8 million, or $0.04 per share.
Revenue for ALM products and services for the first quarter of 2009 was $27.8 million and revenue for Deployment (DPG) products and services was $7.3 million. In
Q1 2009, the company signed a multi-product deal with one customer for $17.8 million in license and maintenance revenues. The revenue will be recognized as follows: $6.6 million in Q1 2009, $6.6 million in Q2 and the balance in Q3, with the potential for recurring maintenance revenues thereafter.
During the first quarter of 2009, the company repurchased $44.3 million face value of convertible debt for $27.5 million in cash, leaving $115.0 million face value outstanding.
“In the first quarter we exceeded our guidance, achieved GAAP profitability, and continued to strengthen our balance sheet,” said Erik Prusch, president and CEO of
Borland. “We are pleased with our year-to-date progress, and our accomplishments represent tangible evidence of Borland’s continued commitment to execution, innovation and customer value.”
Effective Jan. 1, 2009, the Company adopted Financial Accounting Standards Board’s
Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments That May
Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP APB
14-1”), which changed the method of accounting for the Company’s convertible notes.
As required by the literature, the Company revised its previously reported financial statements to apply this change in accounting to prior periods. Under this new accounting method, the Company’s EPS and net (loss) income calculated in accordance with GAAP have been reduced as a result of recognizing incremental non-cash interest expense. In connection with adopting FSP APB 14-1, the Company recorded $1.6 million and $2.0 million of additional non-cash interest expense in the three months ended March 31, 2009 and 2008, respectively.
Proposed Acquisition by Micro Focus
As previously announced by the Company on May 6, 2009, the Company entered into an agreement with Micro Focus International plc (“Micro Focus”) pursuant to which
Micro Focus will acquire all the outstanding shares of Borland in a cash merger transaction. All parties desiring details regarding the transaction are urged to review the definitive agreement as filed by Borland on May 6, 2009 in a Current
Report on Form 8-K, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In connection with the proposed transaction, Borland will file with the SEC a proxy statement, and Borland plans to file with the SEC other documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS
ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER FILED DOCUMENTS CAREFULLY WHEN
THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE
PROPOSED TRANSACTION . Shareholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the
SEC from the SEC’s website at http://www.sec.gov. Shareholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents
(when available) by directing a request by mail or telephone to Borland, 8310 North
Capital of Texas Highway, Building 2 Suite 100, Austin, TX 78731, Attention:

Investor Relations, Telephone: (512) 340-1364, or from Borland’s website,
http://www.borland.com. Borland and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of
Borland in favor of the proposed merger. Information regarding Borland’s directors and executive officers is contained in Borland’s annual proxy statement filed with the SEC on April 8, 2009. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC (when available).

About Borland
Founded in 1983, Borland (NASDAQ:BORL) is the leading vendor of Open Application
Lifecycle Management (ALM) solutions — open to customers’ processes, tools and platforms — providing the flexibility to manage, measure and improve the software delivery process. To learn more about maximizing the business value of software, visit http://www.borland.com.

Borland and all other Borland brand and product names are service marks, trademarks or registered trademarks of Borland Software Corporation or its subsidiaries in the
United States and other countries. All other marks are the property of their respective owners.
Forward-Looking Statements
Statements made in this release that are not historical facts are “forward-looking statements” and accordingly involve risk and uncertainties that could cause actual results to differ materially from those described in this release. Forward-looking statements include, for example, all statements relating to projected financial performance (including statements involving projection of revenue, income including income (loss), earnings including earnings (loss) per share, capital expenditures, dividends, capital structure, or other financial items), the plans and objectives of management for future operations, products or services; and future performance in economic terms or other any other measures. These factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with Micro Focus;
(2) the outcome of any legal proceedings that may be instituted against Borland and others following announcement of the transaction or the merger agreement; (3) the inability to complete the merger due to the failure to satisfy conditions to completion of the merger; (4) the risk that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and (5) other risks, including our ability to predict revenue and control expenses, our ability to grow our ALM business or achieve profitability as planned and the continued decline in global economic conditions, and those risks that are set forth in the “Risk Factors,” “Legal Proceedings” and
“Management Discussion and Analysis of Results of Operations and Financial
Condition” sections of Borland’s SEC filings. Many of the factors that will determine the outcome of the proposed merger with Micro Focus are beyond Borland’s ability to control or predict. Borland does not intend to update this information to reflect future events or circumstances unless required by law.
Non-GAAP Financial Measures
The attached press release and tables include non-GAAP financial measures.
Borland’s management uses non-GAAP financial measures in assessing the performance of Borland’s ability to develop, sell and market products and services (“Ongoing
Operations”). They are also used for planning and forecasting in future periods.
Non-GAAP financial measures also facilitate internal comparisons to Borland’s historical operating results. Borland has historically reported similar non-GAAP financial measures and believes that the inclusion of comparative results provides consistency in its financial reporting that benefits investors. Non-GAAP financial measures are computed using consistent methods from quarter to quarter and year to year. These non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures. They should be viewed in conjunction with the consolidated financial statements prepared in accordance with
GAAP.
In presenting non-GAAP financial measures, Borland has excluded the following items:

A. Restructuring and severance charges. Borland has incurred restructuring charges eliminating certain duplicative activities, focusing Borland’s resources on future growth opportunities and reducing Borland’s cost structure. In connection with its restructuring, Borland has recognized costs related to termination benefits for former Borland employees whose positions were eliminated and for the closure of
Borland facilities. Borland excludes these items because these expenses are not reflective of Ongoing Operations and Borland believes excluding these items from its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share facilitates comparisons with prior and subsequent reporting periods as well as comparisons to the operating results of competitors in Borland’s industry. Expenses related to severance and restructuring have, in some cases, had a significant cash impact and effect on Borland’s results of operations, including its net income
(loss) as measured in accordance with GAAP.
B. Goodwill impairment charge and discontinued operations. Borland recorded a non-cash goodwill impairment charge in the first quarter of 2008 relating to its
CodeGear segment due to business performance, market conditions and expected purchase price for the sale of this business. Following the sale of Borland’s
CodeGear division on June 30, 2008, Borland classified its CodeGear segment as discontinued operations. Impairment charges are not cash items and have not been frequent or consistently recurring. Borland believes that excluding these items will provide investors with a basis to compare the Company’s core operating results in different periods without such variability.
C. Stock compensation impact of SFAS 123R. These expenses consist of expenses for employee stock options and employee stock purchases under SFAS 123R. Prior to the adoption of SFAS 123R in fiscal 2006, Borland did not include expenses related to employee stock options and employee stock purchases directly in its financial statements, but elected, as permitted by SFAS 123R, to disclose such expenses in the footnotes to its financial statements. As Borland applies SFAS 123R, Borland believes that it is useful to investors to understand the impact of the application of SFAS 123R to Borland’s operational performance in comparison to prior periods in which such expense was not included directly in its financial statements. In addition, while stock-based compensation expense calculated in accordance with SFAS
123R constitutes an ongoing and recurring expense, such expense is excluded from its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share because it is not an expense that typically requires or will require cash settlement by Borland and consequently is not used by management to assess the core profitability of Borland’s Ongoing Operations. Borland believes it is useful to investors to understand the impact of the application of SFAS 123R to Borland’s liquidity and its ability to invest in research and development and fund acquisitions and capital expenditures. Borland further believes its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share excluding this item are useful to investors in that excluding this item facilitates comparisons to the operating results of competitors in Borland’s industry that may have different patterns of activity associated with equity compensation.
D. Amortization of purchased intangibles. In connection with its acquisitions,
Borland has incurred amortization of purchased intangible assets. These purchased intangibles include: developed technology, customer lists and relationships, maintenance agreements, trade names, trademarks and service marks and non-compete agreements. For accounting purposes, Borland amortizes the fair value of the purchased intangibles based on the pattern in which the economic benefits of the intangible assets will be consumed as revenue is generated. Although these intangible assets generate revenue for Borland, Borland excludes the associated amortization expense because it is non-cash in nature and because Borland believes its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share excluding this item provides meaningful supplemental information regarding
Borland’s operational performance, liquidity and Borland’s ability to invest in research and development and fund acquisitions and capital expenditures. In addition, excluding this item facilitates comparisons to Borland’s historical operating results and comparisons to the operating results of competitors in
Borland’s industry which may have different acquisition histories.
E. Repurchase of Senior Convertible Notes. In March 2009, the Company used available cash to repurchase outstanding Senior Convertible Notes, which resulted in gains on debt retirement. Borland does not believe that these repurchases have any significant impact on its core operating results.
F. Impact of FSP APB 14-1. Non-GAAP adjusted net income excludes certain non-cash interest expense including portions related to our January 1, 2009 adoption of FSP
APB 14-1, which changed the method of accounting for our convertible notes. In addition, as required, we revised our previously reported consolidated financial statements to retrospectively apply this change in accounting to prior periods.
Under this new method of accounting, the debt and equity components of our convertible notes are bifurcated and accounted for separately. The equity components of our convertible notes are included in stockholders’ equity in our
Condensed Consolidated Balance Sheets with a corresponding reduction in the carrying values of our convertible notes as of the date of issuance or modification, as applicable. The reduced carrying values of our convertible notes are being accreted back to their principal amounts through the recognition of non-cash interest expense. This results in recognizing interest expense on these borrowings at effective rates approximating what we would have incurred had we issued nonconvertible debt with otherwise similar terms. Under this new accounting method, the Company’s EPS and net (loss) income calculated in accordance with GAAP have been reduced as a result of recognizing incremental non-cash interest expense.
We believe that excluding the non-cash portion of our interest expense allows management and investors an alternative view of our financial results “as if” our net income reflected only the cash portion of our interest expense.
Borland also excluded the common share equivalents that would have resulted from using the “if-converted” method of calculating the non-GAAP diluted income per share relating to the common shares issuable upon conversion of the convertible senior notes.
Borland believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with Borland’s financial results as determined in accordance with GAAP and that these measures should only be used to evaluate Borland’s financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the charges and expenses indicated above from the non-GAAP financial measures presented does not indicate an expectation by
Borland management that similar charges and expenses will not be incurred in subsequent periods.

	BORLAND SOFTWARE CORPORATION
	CONDENSED CONSOLIDATED BALANCE SHEET
	(In thousands, except par value and share amounts, unaudited)
			Restated
	ASSETS	March 31, 2009	December 31, 2008

Current assets:
	Cash and cash equivalents	$93,942	$108,132
	Investments, at fair value	40,653	59,575
	Accounts receivable, net of allowance of $1,044 and $1,174, respectively	39,133	33,159
	Prepaid expenses	5,643	7,642
	Assets of discontinued operation	3,734	443
	Other assets	1,941	2,098
	Total current assets	185,046	211,049

Property and equipment, net		7,943	8,494
Intangible assets, net		22,452	24,520
Non current assets of discontinued operation		-	3,734
Other assets		3,676	4,112
	Total assets	$219,117	$251,909

	LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
	Accounts payable	$3,997	$5,045
	Accrued expenses	13,731	13,956
	Accrued restructuring	2,707	3,990
	Deferred revenue	50,583	40,720
	Liabilities of discontinued operation	5,611	4,208
	Other liabilities	2,444	5,371
	Total current liabilities	79,073	73,290

Long-term liabilities:
	Convertible senior notes, net of discount of $16,436, and $24,513, respectively	98,548	134,787
	Accrued restructuring	576	911
	Deferred revenue	2,038	2,298
	Income taxes payable	16,532	17,157
	Liabilities of discontinued operation	—	2,382
	Other liabilities	5,751	5,707
	Total liabilities	202,518	236,532

Stockholders' equity:
	Preferred stock; $.01 par value; 1,000,000 shares authorized; 0 shares issued and outstanding	—	—
	Common stock, $.01 par value, 200,000,000 shares authorized (2009: 94,652,702 issued and 73,115,736 outstanding; 2008: 94,552,738 issued and 73,015,772 outstanding)	731	730
	Additional paid-in capital	717,616	717,141
	Accumulated deficit	(567,527)	(569,415)
	Accumulated other comprehensive income	6,188	7,330
	Treasury stock at cost, (2009 and 2008: 21,536,966 shares)	(140,409)	(140,409)
	Total stockholders’ equity	16,599	15,377

	Total liabilities and stockholders’ equity	$219,117	$251,909

	BORLAND SOFTWARE CORPORATION
	CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	(In thousands, except per share amounts, unaudited)
		Three Months Ended
		March 31,
		2009	2008 (Restated)
Revenues:
License and other revenues		$13,724	$18,537
Service revenues		21,326	27,522
	Total revenues	35,050	46,059

Costs of revenues:
Cost of license and other revenues		945	677
Cost of service revenues		5,918	8,864
Amortization of acquired intangibles		1,929	2,100
	Cost of revenues	8,792	11,641

Gross profit		26,258	34,418

Selling, general and administrative		20,128	33,061
Research and development		10,564	11,787
Restructuring and other charges		1,544	1,463
	Total operating expenses	32,236	46,311

Operating loss		(5,978)	(11,893)
Interest income		745	1,752
Interest expense (includes non-cash debt discount
amortization of $1,627 for 2009 and $2,007 for 2008)		(2,883)	(3,658)
Gain on debt repurchase		9,942	—
Other income, net		157	582
Income (loss) from continuing operations before income
taxes		1,983	(13,217)

Income tax provision		385	1,274
Income (loss) from continuing operations		$1,598	$(14,491)
Discontinued operations:
Income (loss) from operation of discontinued operations
	(net of applicable taxes of $0 for 2009 and $242 for 2008)	$187	$(10,728)
Gain on disposal of discontinued operations (net of
applicable
	tax of $0 for 2009)	103	—
Income (loss) from discontinued operations		$290	$10,728)
Net income (loss)		$1,888	$5,219)

Net income (loss) per share — basic:
	Continuing operations	$0.02	$(0.20)
	Discontinued operations	0.01	(0.15)

	Net income (loss) per share	$0.03	$(0.35)
	Shares used in computing basic net income (loss) per share	72,953	72,751

Net income (loss) per share — diluted:
	Continuing operations	$0.02	$(0.20)
	Discontinued operations	0.01	(0.15)

	Net income (loss) per share	$0.03	$(0.35)
	Shares used in computing diluted net income (loss) per share	73,010	72,751

	BORLAND SOFTWARE CORPORATION
	GAAP TO NON-GAAP RECONCILIATION
	(In thousands, except per share amounts, unaudited)

	Three Months Ended
	March 31,
	2009	2008

Net income (loss) on a GAAPbasis	$1,888	$(25,219)
Stock-based compensation expenses	477	1,537
Amortization of purchased intangibles	2,048	2,242
Restructuring expenses	1,397	1,249
Income (loss) from discontinued operations	290	(10,728)
Amortization of debt discount	1,627	2,007
Gain on debt retirement	9,942	—
Net income (loss) on a non-GAAPbasis	$(2,795)	$(7,456)

Statements of Operations Reconciliation per Share

Basic net income (loss) on a GAAPbasis	$0.03	$(0.35)

Shares used in computing basic net income (loss) per share	72,953	72,751

Diluted net income (loss) on a GAAPbasis	$0.03	$(0.35)

Shares used in computing diluted net income (loss) per share	73,010	72,751

Basic and diluted net income (loss) per share on a non-GAAPbasis	$(0.04)	$(0.10)

Shares used in computing basic and diluted net income (loss) per share	72,953	72,751